EXHIBIT 99.1

PRESS RELEASE ISSUED JULY 20, 2010

SERVISFIRST BANCSHARES, INC.
REPORTS RECORD SECOND QUARTER 2010

Birmingham, Ala. – (PR Newswire) – July 20, 2010 – ServisFirst Bancshares, Inc. today reported earnings for the quarter and six months ended June 30, 2010.

Second Quarter 2010 Highlights:

▪	Second quarter record net income of $4,021,000, a 158% increase year/year
▪	19 consecutive quarters of profitability
▪	Deposit growth of 26% year/ year, with no brokered deposits

Bud Foshee, CFO, stated, “We are pleased to report record earnings for the quarter, which is the result of marked improvement in the net interest margin and efficiency ratio over the second quarter of 2009.” Tom Broughton, President and CEO, said, “Our deposit growth continues to be strong due to the ‘flight to quality’ by depositors.” Broughton added, “ServisFirst Montgomery has reached $300 million in assets in three years, and ServisFirst Dothan has reached $200 million in assets in less than two years.  We are very proud of their success.”

ABOUT SERVISFIRST:
ServisFirst Bancshares, Inc. is a bank holding company based in Birmingham, Alabama. Through its subsidiary ServisFirst Bank, ServisFirst provides business and personal financial services through locations in Birmingham, Huntsville, Montgomery and Dothan, Alabama.

ServisFirst files periodic reports with the U.S. Securities and Exchange Commission (SEC).  Copies of its filings may be obtained through the SEC’s website at www.sec.gov or at www.servisfirstbancshares.com.

Statements in this press release that are not historical facts, including, but not limited to, statements concerning future operations, results or performance, are hereby identified as "forward-looking statements" for the purpose of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933.  The words "believe," "expect," "anticipate," "project," “plan,”, “intend,” “will,” “would,” “might” and similar expressions often signify forward-looking statements. Such statements involve inherent risks and uncertainties. ServisFirst Bancshares, Inc. cautions that such forward-looking statements, wherever they occur in this press release or in other statements attributable to ServisFirst Bancshares, Inc., are necessarily estimates reflecting the judgment of ServisFirst Bancshares, Inc.’s senior management and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements.  Such forward-looking statements should, therefore, be considered in light of various factors that could affect the accuracy of such forward-looking statements, including: general economic conditions, especially in the credit markets and in the Southeast; the performance of the capital markets; changes in interest rates, yield curves and interest rate spread relationships; changes in accounting and tax principles, policies or guidelines; changes in legislation or regulatory requirements; changes in our loan portfolio and the deposit base, possible changes in laws and regulations and governmental monetary and fiscal policies, including, but not limited to, economic stimulus initiatives and so-called “bailout” initiatives; the cost and other effects of legal and administrative cases and similar contingencies; possible changes in the creditworthiness of customers and the possible impairment of the collectibility of loans and the value of collateral; the effect of natural disasters, such as hurricanes, in our geographic markets; and increased competition from both banks and non-bank financial institutions.  The foregoing list of factors is not exhaustive. For discussion of these and other risks that may cause actual results to differ from expectations, please refer to “Risk Factors” in our most recent Annual Report on Form 10-K and our other SEC filings. If one or more of the factors affecting our forward-looking information and statements proves incorrect, then our actual results, performance or achievements could differ materially from those expressed in, or implied by, forward-looking information and statements contained herein. Accordingly, you should not place undue reliance on any forward-looking statements, which speak only as of the date made.  ServisFirst Bancshares, Inc. assumes no obligation to update or revise any forward-looking statements that are made from time to time.

More information about ServisFirst Bancshares may be obtained over the Internet at www.servisfirstbancshares.com or by calling (205) 949-0302.

Contact: ServisFirst Bank
Bud Foshee (205) 949-0307
BFoshee@servisfirstbank.com

SERVISFIRST BANCSHARES, INC.
CONSOLIDATED STATEMENTS OF INCOME
(In thousands, except shares and per share data)

	Three Months Ended
	June 30,	June 30,	March 31,
	2010	2009	2010
	(Unaudited)	(Unaudited)	(Unaudited)
Total interest income	$18,996	$14,979	$18,502
Total interest expense	3,688	4,478	3,596
Net interest income before provision	15,308	10,501	14,906
Provision for loan losses	2,537	2,608	2,712
Net interest income after provision for loan losses	12,771	7,893	12,194
Total noninterest income	1,004	1,282	1,132

Salaries and employee benefits	3,147	3,590	3,482
Other noninterest expense	4,414	3,292	3,776
Total noninterest expense	7,561	6,882	7,258
Income before taxes	6,214	2,293	6,068
Income taxes	2,193	734	2,055
Net income	$4,021	$1,559	$4,013

Basic earnings per share	$0.73	$0.28	$0.73
Diluted earnings per share	$0.65	$0.27	$0.68
Average basic shares	5,513,482	5,513,482	5,513,482
Average fully diluted shares	6,399,929	5,809,655	5,901,778

	Six Months Ended June 30,
	2010	2009
	(Unaudited)	(Unaudited)
Total interest income	$37,498	$28,915
Total interest expense	7,284	9,369
Net interest income before provision	30,214	19,546
Provision for loan losses	5,075	5,068
Net interest income after provision for loan losses	25,139	14,478
Total noninterest income	2,136	2,202

Salaries and employee benefits	6,629	6,956
Other noninterest expense	8,364	6,359
Total noninterest expense	14,993	13,315
Income before taxes	12,282	3,365
Income taxes	4,248	1,086
Net income	$8,034	$2,279

Basic earnings per share	$1.46	$0.42
Diluted earnings per share	$1.33	$0.40
Average basic shares	5,513,482	5,458,006
Average fully diluted shares	6,159,841	5,750,527

SERVISFIRST BANCSHARES, INC.
CONSOLIDATED BALANCE SHEETS
(In thousands)

	June 30,	December	June 30,
	2010	31, 2009	2009
	(Unaudited)	(Audited)	(Unaudited)
ASSETS
Cash and due from banks	$127,102	$75,526	$19,490
Investment securities	236,467	256,098	111,814
Restricted equity securities	3,510	3,241	3,241
Federal funds sold and other investments	148	680	76,978
Mortgage loans held for sale	4,462	6,202	8,023

Loans	1,288,410	1,207,084	1,111,744
Reserve for loan losses	(15,713)	(14,911)	(13,567)
Net loans	1,272,697	1,192,173	1,098,177
Foreclosed real estate	10,773	12,525	9,239
Other assets	27,466	27,052	15,381
Total assets	$1,682,625	$1,573,497	$1,342,343

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
Noninterest-bearing	$188,657	$211,307	$139,169
Interest-bearing	1,326,247	1,221,048	1,067,316
Total deposits	1,514,904	1,432,355	1,206,485
Borrowings	55,278	40,150	40,073
Interest payable	887	1,026	1,071
Other liabilities	2,510	2,344	1,822
Total liabilities	1,573,579	1,475,875	1,249,451

Stockholders' equity	109,046	97,622	92,892
Total liabilities and stockholders' equity	$1,682,625	$1,573,497	$1,342,343

SERVISFIRST BANCSHARES, INC.
KEY RATIOS

	Three Months Ended
	June 30,	June 30,	March 31,
	2010	2009	2010
	(Unaudited)	(Unaudited)	(Unaudited)
Return on average assets	1.02%	0.48%	1.06%
Return on average equity	15.34%	6.77%	16.24%
Net interest margin (fully tax equivalent)	4.07%	3.39%	4.14%
Efficiency ratio	46.35%	58.41%	45.26%

	Six Months Ended June 30,
	2010	2009
	(Unaudited)	(Unaudited)
Return on average assets	1.04%	0.37%
Return on average equity	15.77%	5.10%
Net interest margin (fully tax equivalent)	4.11%	3.30%
Efficiency ratio	46.35%	61.22%

	Three Months Ended
	June 30,	June 30,	March 31,
	2010	2009	2010
	(Unaudited)	(Unaudited)	(Unaudited)
Book value per share	$19.78	$16.85	$18.51
Tangible book value per share	$19.78	$16.85	$18.51
% of reserve for loan losses to total loans	1.22%	1.22%	1.24%
Nonperforming assets to total loans plus foreclosed real estate	1.45%	2.18%	2.02%